Filed pursuant to Rule 497(a)(1)
File No. 333-171578
Rule 482 AD

FOR IMMEDIATE RELEASE

NeXt Innovation Corp. Prices Initial Public Offering

Woodside, Calif. — April 28th, 2011 — NeXt Innovation Corp. (NasdaqCM:GSVC), an externally managed business development company, today announced the pricing of the initial public offering of 3,335,000 shares of its common stock at a price to the public of $15.00 per share.  The shares will begin trading on the Nasdaq Capital Market on April 28, 2011 under the ticker symbol “GSVC.” In addition, NeXt Innovation Corp. has granted the underwriters a 30-day option to purchase up to an additional 500,250 shares of common stock.  The offering is expected to close on or about May 3, 2011.

Ladenburg Thalmann & Co. Inc., a subsidiary of Ladenburg Thalmann Financial Services Inc. (NYSE AMEX: LTS), and Lazard Capital Markets are acting as joint book-running managers for the offering.  National Securities is acting as lead manager.  Maxim Group LLC, Merriman Capital, Northland Capital Markets, Rodman & Renshaw, LLC, Aegis Capital Corp., Anderson & Strudwick, and Newbridge Securities Corp. are acting as co-managers.

A registration statement relating to this offering has been filed with and declared effective by the Securities and Exchange Commission on April 28, 2011. This offering may only be made by means of a prospectus, copies of which may be obtained when available from: Ladenburg Thalmann & Co. Inc., 520 Madison Avenue, 9th Floor, New York, NY 10022 Attention: Prospectus Department; or by contacting Lazard Capital Markets LLC by mail at 30 Rockefeller Plaza, 60th Floor, New York, NY 10020, Attention: Syndicate Department, or by calling (800) 542-0970.  Investors should consider the investment objective, risks, and charges and expenses of the Company carefully before investing.  The prospectus, dated April 28, 2011, which will be filed with the Securities and Exchange Commission, will contain this and other information about the Company.  Investors should read the prospectus carefully before investing.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About NeXt Innovation Corp.
NeXt Innovation Corp. is an externally-managed business development company.  Our investment activities will be managed by NeXt Asset Management, LLC.  Michael T. Moe serves as Chairman, President and CEO of NeXt Innovation Corp. and CIO of NeXt Asset Management.  Our investment objective is to maximize our portfolio’s total return, principally by seeking capital gains on our equity investments.  We intend to invest principally in the equity securities of venture capital-backed, rapidly growing emerging companies.  We may also invest on an opportunistic basis, in select publicly-traded equity securities of rapidly growing companies that otherwise meet our investment criteria.  We intend to acquire our investments primarily through private secondary market transactions, direct investments in our portfolio companies, and, to a lesser extent, through transactions executed on public securities exchanges.

Press Contact:
Kim Hughes
The Blueshirt Group
Tel: 415.516.6187
Kim@blueshirtgroup.com

Investor Relations Contact:
Suzanne Craig/Danielle Ginach
The Blueshirt Group
Tel: 415-217-4962 / 4964
Suzanne@blueshirtgroup.com / Danielle@blueshirtgroup.com

Corporate Contact:
investors@nextinnovationcorp.com
Tel: 650.206.2965